EXHIBIT 99.1

                           [UBS Investment Bank LOGO]
                        Collateral Stratification Report

                                   MARM04_7G1
================================================================================


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                                                                          % of
                                             # of        Aggregate   Aggregate
Current Balance                             Loans          Balance     Balance
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<= $333,700.00                                 56      $11,303,066       24.99
$333,700.01 - $450,000.00                      19        7,431,100       16.43
$450,000.01 - $650,000.00                      23       12,893,458       28.51
$650,000.01 - $850,000.00                       6        4,633,773       10.25
$850,000.01 - $1,050,000.00                     7        6,467,000       14.30
$2,250,000.01 >=                                1        2,500,000        5.53
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Total:                                        112      $45,228,397      100.00
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Minimum: $59,976.35
Maximum: $2,500,000.00
Average: $403,824.97
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                                                                          % of
                                             # of        Aggregate   Aggregate
Current Gross Rate                          Loans          Balance     Balance
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<= 2.000%                                       5      $ 3,182,000        7.04
2.001% - 2.250%                                 3        1,785,000        3.95
2.501% - 2.750%                                 6        6,007,000       13.28
2.751% - 3.000%                                 6        2,523,314        5.58
3.001% - 3.250%                                 6        2,826,000        6.25
3.501% - 3.750%                                 7        2,709,721        5.99
3.751% - 4.000%                                12        3,958,400        8.75
4.001% - 4.250%                                 5        1,445,900        3.20
4.251% - 4.500%                                13        4,309,400        9.53
4.501% - 4.750%                                 8        3,724,450        8.23
4.751% - 5.000%                                 7        2,782,393        6.15
5.001% - 5.250%                                 9        2,078,234        4.59
5.251% - 5.500%                                16        5,784,335       12.79
5.501% - 5.750%                                 9        2,112,250        4.67
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Total:                                        112      $45,228,397      100.00
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Minimum: 2.000%
Maximum: 5.750%
Weighted Average: 3.978%
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                                                                          % of
                                             # of        Aggregate   Aggregate
Net Rate                                    Loans          Balance     Balance
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<= 2.000%                                       8      $ 4,967,000       10.98
2.001% - 2.250%                                 2        1,350,000        2.98
2.251% - 2.500%                                 5        5,355,773       11.84
2.501% - 2.750%                                 7        2,860,541        6.32
2.751% - 3.000%                                 4        1,790,000        3.96
3.001% - 3.250%                                 1          215,900        0.48
3.251% - 3.500%                                 8        3,369,821        7.45
3.501% - 3.750%                                13        4,230,600        9.35
3.751% - 4.000%                                 5        1,551,600        3.43
4.001% - 4.250%                                15        5,219,950       11.54
4.251% - 4.500%                                 6        2,536,000        5.61
4.501% - 4.750%                                 8        2,591,693        5.73
4.751% - 5.000%                                10        3,046,969        6.74
5.001% - 5.250%                                17        5,611,350       12.41
5.251% - 5.500%                                 3          531,200        1.17
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Total:                                        112      $45,228,397      100.00
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Minimum: 1.625%
Maximum: 5.375%
Weighted Average: 3.603%
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                                                                          % of
                                             # of        Aggregate   Aggregate
Index                                       Loans          Balance     Balance
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6 Month Libor                                 112      $45,228,397      100.00
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Total:                                        112      $45,228,397      100.00
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The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
================================================================================
                               Jun 28, 2004 10:26                    Page 1 of 4

                           [UBS Investment Bank LOGO]
                        Collateral Stratification Report

                                   MARM04_7G1
================================================================================


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                                                                          % of
                                             # of        Aggregate   Aggregate
Months to Roll                              Loans          Balance     Balance
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1                                               2      $ 1,464,000        3.24
2                                               1          255,200        0.56
3                                               3          757,101        1.67
4                                               9        3,709,561        8.20
5                                              48       18,747,085       41.45
6                                              48       19,875,450       43.94
25                                              1          420,000        0.93
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Total:                                        112      $45,228,397      100.00
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Average AS OF: 2004-06-05
Minimum: 1
Maximum: 25
Weighted Average: 5
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                                                                          % of
                                             # of        Aggregate   Aggregate
Gross Margin                                Loans          Balance     Balance
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<= 2.000%                                     111      $44,808,397       99.07
3.001% - 3.250%                                 1          420,000        0.93
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Total:                                        112      $45,228,397      100.00
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Minimum: 0.750%
Maximum: 3.250%
Weighted Average: 1.797%
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                                                                          % of
                                             # of        Aggregate   Aggregate
First Rate Cap                              Loans          Balance     Balance
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1.000%                                         92      $34,530,683       76.35
6.000%                                         20       10,697,714       23.65
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Total:                                        112      $45,228,397      100.00
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Minimum: 1.000%
Maximum: 6.000%
Weighted Average: 2.183%
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                                                                          % of
                                             # of        Aggregate   Aggregate
Periodic Rate Cap                           Loans          Balance     Balance
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1.000%                                          8      $ 6,744,373       14.91
2.000%                                         85       28,485,083       62.98
6.000%                                         19        9,998,941       22.11
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Total:                                        112      $45,228,397      100.00
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Minimum: 1.000%
Maximum: 6.000%
Weighted Average: 2.735%
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                                                                          % of
                                             # of        Aggregate   Aggregate
Maximum Rate                                Loans          Balance     Balance
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7.751% - 8.000%                                 2      $ 1,300,000        2.87
8.501% - 8.750%                                 1          825,000        1.82
8.751% - 9.000%                                 2        1,089,600        2.41
9.001% - 9.250%                                 1          136,000        0.30
9.251% - 9.500%                                 3        1,460,000        3.23
10.751% - 11.000%                              86       30,985,083       68.51
11.751% - 12.000%                              17        9,432,714       20.86
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Total:                                        112      $45,228,397      100.00
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Minimum: 8.000%
Maximum: 12.000%
Weighted Average: 10.979%
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                                                                          % of
                                             # of        Aggregate   Aggregate
FICO Scores                                 Loans          Balance     Balance
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661 - 680                                       1      $   138,400        0.31
681 - 700                                      25        9,541,180       21.10
701 - 720                                      23        7,702,537       17.03
721 - 740                                      23       10,708,614       23.68
741 - 760                                      17        6,028,157       13.33
761 - 780                                      11        4,379,650        9.68
781 - 800                                       9        5,718,858       12.64
801 - 820                                       3        1,011,000        2.24
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Total:                                        112      $45,228,397      100.00
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Minimum (not less than 400): 680
Maximum: 808
Weighted Average: 734
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--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
================================================================================
                               Jun 28, 2004 10:26                    Page 2 of 4

                           [UBS Investment Bank LOGO]
                        Collateral Stratification Report

                                   MARM04_7G1
================================================================================


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                                                                          % of
                                             # of        Aggregate   Aggregate
Original Loan To Value Ratio                Loans          Balance     Balance
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<= 50.00%                                       4      $ 2,258,773        4.99
50.01% - 55.00%                                 2        1,000,000        2.21
60.01% - 65.00%                                 2        3,325,000        7.35
65.01% - 70.00%                                 3        1,635,000        3.61
70.01% - 75.00%                                 8        3,923,800        8.68
75.01% - 80.00%                                93       33,085,824       73.15
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Total:                                        112      $45,228,397      100.00
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Minimum: 37.84
Maximum: 80.00
Weighted Average: 75.11
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                                                                          % of
                                             # of        Aggregate   Aggregate
Combined Loan To Value Ratio                Loans          Balance     Balance
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<= 50.00%                                       3      $ 1,768,773        3.91
50.01% - 55.00%                                 2        1,000,000        2.21
60.01% - 65.00%                                 2        3,325,000        7.35
65.01% - 70.00%                                 2        1,015,000        2.24
70.01% - 75.00%                                 3        1,670,000        3.69
75.01% - 80.00%                                25       11,915,719       26.35
80.01% - 85.00%                                 5        2,899,700        6.41
85.01% - 90.00%                                19        8,644,910       19.11
90.01% - 95.00%                                21        5,690,693       12.58
95.01% - 100.00%                               30        7,298,601       16.14
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Total:                                        112      $45,228,397      100.00
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Minimum: 37.84
Maximum: 100.00
Weighted Average: 83.23
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                                                                          % of
                                             # of        Aggregate   Aggregate
Amortization                                Loans          Balance     Balance
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Interest Only                                 109      $43,719,624       96.66
Fully Amortizing                                3        1,508,773        3.34
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Total:                                        112      $45,228,397      100.00
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                                                                          % of
                                             # of        Aggregate   Aggregate
Top 5 States                                Loans          Balance     Balance
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California                                     29      $13,562,108       29.99
New York                                        6        5,520,000       12.20
Virginia                                       11        5,167,600       11.43
Florida                                         8        2,930,000        6.48
Arizona                                         9        2,432,095        5.38
Other                                          49       15,616,594       34.53
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Total:                                        112      $45,228,397      100.00
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                                                                          % of
                                             # of        Aggregate   Aggregate
Prepay Original Term                        Loans          Balance     Balance
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0                                              76      $34,018,093       75.21
12                                              1          915,000        2.02
30                                              2          395,280        0.87
36                                             33        9,900,024       21.89
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Total:                                        112      $45,228,397      100.00
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                                                                          % of
                                             # of        Aggregate   Aggregate
Document Type                               Loans          Balance     Balance
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Full                                           33      $20,174,319       44.61
No Ratio                                        1          420,000        0.93
Reduced                                        78       24,634,078       54.47
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Total:                                        112      $45,228,397      100.00
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                                                                          % of
                                             # of        Aggregate   Aggregate
--------------------------------------------------------------------------------
Loan Purpose                                Loans          Balance     Balance
Purchase                                       69      $31,270,582       69.14
Cash Out Refinance                             18        7,291,358       16.12
Rate/Term Refinance                            25        6,666,457       14.74
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Total:                                        112      $45,228,397      100.00
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
================================================================================
                               Jun 28, 2004 10:26                    Page 3 of 4

                           [UBS Investment Bank LOGO]
                        Collateral Stratification Report

                                   MARM04_7G1
================================================================================


--------------------------------------------------------------------------------
                                                                          % of
                                             # of        Aggregate   Aggregate
Owner Occupancy Status                      Loans          Balance     Balance
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Investor                                        2      $   516,461        1.14
Primary                                       109       44,186,936       97.70
Secondary                                       1          525,000        1.16
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Total:                                        112      $45,228,397      100.00
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                                                                          % of
                                             # of        Aggregate   Aggregate
Property Type                               Loans          Balance     Balance
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Condominium                                     9      $ 3,473,500        7.68
PUD                                            22        8,599,658       19.01
Single Family                                  81       33,155,239       73.31
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Total:                                        112      $45,228,397      100.00
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                                                                          % of
                                             # of        Aggregate   Aggregate
Stated Remaining Term to Maturity           Loans          Balance     Balance
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354                                             1      $   299,000        0.66
355                                             2        1,464,000        3.24
356                                             1          255,200        0.56
357                                             3          757,101        1.67
358                                             9        3,709,561        8.20
359                                            48       18,747,085       41.45
360                                            48       19,996,450       44.21
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Total:                                        112      $45,228,397      100.00
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Minimum: 354
Maximum: 360
Weighted Average: 359
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                                                                          % of
                                             # of        Aggregate   Aggregate
Servicer                                    Loans          Balance     Balance
GMAC Mortgage                                  27      $16,743,314       37.02
Greenpoint                                     85       28,485,083       62.98
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Total:                                        112      $45,228,397      100.00
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                                                                          % of
                                             # of        Aggregate   Aggregate
Originator                                  Loans          Balance     Balance
--------------------------------------------------------------------------------
Greenpoint Mortgage Corporation                85      $28,485,083       62.98
Loan Center Of California Inc                   1          420,000        0.93
UBS Conduit                                    26       16,323,314       36.09
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Total:                                        112      $45,228,397      100.00
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
================================================================================
                               Jun 28, 2004 10:26                    Page 4 of 4